Description of Business	12 Months Ended
Dec. 31, 2024
Description of Business [Abstract]
Description of Business
1.	Description of Business

TH International Limited was incorporated in Cayman Islands in April 2018. Pursuant to a master development agreement between TH Hong Kong International limited (“THHK”), a subsidiary of TH International Limited, and Tim Hortons Restaurants International GmbH (“THRI”), a subsidiary of Restaurant Brands International Inc (“RBI”) effective from June 11, 2018, with initial contractual term of 20 years and THHK has the option to extend the initial term for 10 years, subject to achieving certain agreed-upon milestones of cumulative store opening target by the end of development year 10 and the end of development year 20, TH International Limited together with its subsidiaries (“the Company”) owns the exclusive franchise right authorized by THRI, and is authorized to develop and operate stores branded “Tim Hortons” throughout the People’s Republic of China (“PRC”), including Hong Kong and Macau. The master development agreement also sets out terms related to development obligations, services and related obligations, fees, system standards and manuals, insurance obligations, relationship of the parties and indemnification, inspections and assignments, termination, rights and obligations upon termination or expiration, and other general provisions. On August 13, 2021, the master development agreement was amended and restated to set out new terms related to (1) conditions at which the Company is allowed to incur indebtedness and usage of such proceeds; (2) THRI’s right to nominate one individual to the board of directors of TH International Limited; (3) THRI’s right to designate an observer to attend all meetings of the Company’s board of directors or any committee of the board of directors.

On March 30, 2023, the Company acquired the exclusive franchise right authorized by PLK APAC Pte. Ltd. (“PLK”) (Note 3) which is a subsidiary of the THRI, and was authorized to develop and operate stores branded “Popeyes” throughout the Chinese Mainland and Macau.

On June 28, 2024 (the “Transaction Date”), the Company entered into the Share Purchase Agreement for the sale of PLKC International Limited and its subsidiary (“Popeyes China”) to PLK APAC Pte. Ltd.(“PLK”), a subsidiary of RBI; and subsequent to the disposal of Popeyes China business (“Popeyes Disposal”), the Company did not operate any stores branded “Popeyes”.

The first Tim Hortons store in Chinese Mainland opened in February 2019. As of December 31, 2024, there were 1,022 Tim Hortons stores in PRC, including 576 Company owned and operated stores and 446 franchised stores. For the 576 Company owned and operated stores, 192 stores are in Shanghai, 64 stores in Beijing, 49 stores in Hangzhou, 26 stores in Guangzhou, 26 stores in Shenzhen, and other 219 stores in Xi’an, Wuhan, Nanjing, Chengdu, Suzhou, etc.

On January 7, 2025 the Company implemented a 1-for-5 reverse stock split (Note 29) of the Company’s ordinary shares effective December 31, 2024. The share information and the conversion ratio of the Company’s convertible notes, warrants, option units, and restricted share units of the Company have been retrospectively presented to reflect the effect of the reverse stock split.